SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 17, 2002

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

FLORIDA	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission file Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida		33602
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:    (813) 228-4111

Item 5.    Other Events

See the Press Release dated Dec. 17, 2002, filed as Exhibits 99.1 and incorporated herein by reference, reporting that Peoples Gas System has received Florida Public Service Commission authorization to increase the annual gross revenues of the company.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99.1
Press Release dated Dec. 17, 2002, filed as Exhibits 99.1 and incorporated herein by reference, reporting that Peoples Gas System has received Florida Public Service Commission authorization to increase the annual gross revenues of the company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECO Energy, Inc.
(Registrant)

Dated: December 18, 2002	By:	/s/ G. L. GILLETTE
G. L. GILLETTE
Senior Vice President—Finance
and Chief Financial Officer
(Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

99.1
Press Release dated Dec. 17, 2002, filed as Exhibits 99.1 and incorporated herein by reference, reporting that Peoples Gas System has received Florida Public Service Commission authorization to increase the annual gross revenues of the company.

4